UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: November 7, 2018
                        (Date of earliest event reported)

                            THE DIAMOND CARTEL, INC.
                  -------------------------------------------
                   (Exact name of registrant as specified in
                                    charter)

                                    Delaware
                ------------------------------------------------
                  (State or other Jurisdiction of Incorporation
                                or Organization)

                                    1586 Noah Bend
                                   London, Ontario
      000-54582                     Canada N6G 0T2                46-5221947
-----------------------   -----------------------------------  -----------------
   (Commission File        (Address of Principal Executive       (IRS Employer
       Number)                         Offices                  Identification
                                    and Zip Code)                   Number)

                                 (519) 619-4370
                 ----------------------------------------------
                    (Registrant's telephone number, including
                                   area code)

                                       N/A
          -----------------------------------------------------------
              (Former Name or Former Address, if Changed Since Last
                                     Report)


Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (ss.203.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (ss.204.12b-2 of this chapter.

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 4.01 Change in Registrant's Certifying Accountant

     (i) On November 7, 2018, Paritz & Company, P.A. ("Paritz") resigned as the Company's independent registered public accounting firm. As a result, the Company's Board of Directors engaged Prager Metis CPAs LLC ("Prager") to serve as the Company's independent registered public accounting firm effective November 7, 2018.

     (ii) The reports of Paritz on the financial statements of the Company as of and for the fiscal years ended April 30, 2017 and 2018 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles except that the audit reports on the financial statement of the Company for the years ended April 30, 2017 and 2018 contained an uncertainty about the Company's ability to continue as a going concern.

     (iii) During the Company's fiscal years ended April 30, 2018 and 2017 and the subsequent interim period from May 1, 2018 to the date of this report, and in connection with the audit of the Company's financial statements for such periods, there were no disagreements between the Company and Paritz on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Paritz, would have caused Paritz to make reference to the subject matter of such disagreements in connection with its audit reports on the Company's financial statements.

     (iv) During the Company's fiscal years ended April 30, 2018 and 2017 and the subsequent interim period from May 1, 2018 to the date of this report, there were no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K.

     (v) During the Company's fiscal years April 30, 2018 and 2017 and the subsequent interim period from May 1, 2018 to the date of this report, the Company did not consult with Prager regarding any of the matters set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

     (vi) The Company has provided Paritz with a copy of the disclosures in this report and has requested that Paritz furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Paritz agrees with the statements in this Item 4.01. A copy of this letter is filed as Exhibit 16 to this report.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.


Exhibit
Number     Description
------     -----------

16 Letter to Securities and Exchange Commission from Paritz & Company, P.A., dated March 29, 2019.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      THE DIAMOND CARTEL, INC.


Dated:  March 29, 2019               By:  /s/ Michel Atlidakis
                                          ------------------------------------
                                          Michel Atlidakis
                                          Principal Executive Officer